Exhibit 10.2E
Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 22	Page 1 of 1